UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2024

Banzai International, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39826	85-3118980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 Eriksen Ave Suite 250
Bainbridge Island, Washington 98110
(Address of Principal Executive Offices, including zip code)

Registrant’s Telephone Number, Including Area Code: (206) 414-1777
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BNZI	The Nasdaq Capital Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $115,000.00	BNZIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note: We are filing this amendment to the original Form 8-K filed on September 25, 2024, to disclose certain amendments that have been made to the agreements disclosed therein.

Item 1.01 Entry into a Material Definitive Agreement.

Banzai International, Inc. (the “Company”) previously reported that on February 19, 2021, the Company, along with Joe Davy and Demio, Inc. (the “Guarantors”), entered into a loan agreement with CP BF Lending, LLC ("CP BF" and the "Loan Agreement", respectively) and issued a convertible promissory note (the “First Senior Convertible Note”) in an aggregate principal amount of $1,500,000 to CP BF. As further disclosed in previously filed Current Reports on Form 8-K, the parties entered into several amendments and side letters regarding the Loan Agreement and First Senior Convertible Note. The Company also previously disclosed that in September 2024, pursuant to a securities purchase agreement with CP BF, (the “CP BF SPA”),CP BF agreed to convert $2,000,000 in debt into $2,200,000 in equity, consisting of 26,085 shares of Class A Common Stock, Warrants to purchase up to 56,555 shares of Class A Common Stock and Pre-Funded Warrants to purchase up to 30,470 shares of Class A Common Stock (collectively, the “CP BF Registrable Securities”).

After giving effect to the purchase and sale pursuant to the CP BF SPA, the Company's remaining obligation to CP BF was $8,758,775 CP BF agreed to convert such debt into a consolidated convertible note with a principal amount of $10,758,774.75 (the “Note”), via the Second Amendment to Loan Agreement, dated September 23, 2024 (the “Amended Loan Agreement”).

On October 14, 2025, the Company and CP BF executed a letter agreement dated October 10, 2025 (as amended on October 15, 2025, the "Letter Agreement"), amending certain terms of the Loan Agreement and Note. Pursuant to the Letter Agreement: (i) the Conversion Price was reduced to 95% of the Class A Common Stock price on the trading day (each a "Trading Day") immediately preceding delivery of any Conversion Notice, subject to a floor price of $2.50 (the "Floor Price"); (ii) CP BF agreed to use commercially reasonable efforts to partially convert the Balance of the Note into Class A Common Stock at the new conversion price, subject to a daily volume limitation of 5% of aggregate daily trading volume, which the Company may waive or increase; and (iii) following the Company's payment of at least $2,000,000 of the Note’s then existing balance and until the earlier of (a) 60 days following the date of the Letter Agreement and (b) the Company's receipt of $10,000,000 in gross proceeds from securities sales (such period, the "Suspension Period"), the Company's obligation to prepay a portion of securities offering proceeds to CP BF under the Loan Agreement is suspended.

On May 8, 2026, the Company effected a one-for-twenty (1-for-20) reverse stock split of its outstanding Class A Common Stock and Class B Common Stock (the "Reverse Stock Split"). Pursuant to Section 2.3(a)(i) of the Note, the Conversion Price was proportionately adjusted to reflect the Reverse Stock Split effective at the close of business on May 8, 2026. As of May 14, 2026, there was an aggregate of $5,361,910 outstanding under the Note.

On May 15, 2026, the Company, the Guarantors and CP BF entered into a letter agreement (the "Floor Price Amendment"), further amending the Loan Agreement and the Note. Pursuant to the Floor Price Amendment, the Floor Price applicable to the Conversion Price under the Note was reduced from $50.00 (as adjusted for the Reverse Stock Split) to $4.50 (on a post-Reverse Stock Split basis). For the avoidance of doubt, the Conversion Price remains equal to 95% of the price of the Class A Common Stock on the Trading Day immediately preceding delivery of any Conversion Notice, subject to the Floor Price as amended by the Floor Price Amendment.

Except as explicitly amended by the Floor Price Amendment, all terms and conditions of the Loan Agreement (including the Letter Agreement) and the other Loan Documents remain in full force and effect. The Company's failure to comply with the Floor Price Amendment constitutes an Event of Default under the Loan Agreement.

The foregoing descriptions of terms and conditions of the Loan Agreement, Note, Letter Agreement and Floor Price Amendment do not purport to be complete and are qualified in their entirety by the full text of the form of such documents, which are attached hereto as exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1

Amended and Restated Convertible Promissory Note, by and among Banzai and CP BF Lending, LLC (incorporated by reference to Exhibit 4.7 to the Registration Statement on Form S-4 filed by 7GC on August 30, 2023).

10.1

Second Amendment to Loan Agreement by and among the Company, Demio Holding Inc., Banzai Operating Co. LLC and CP BF Lending, LLC, as Lender dated as of September 23, 2024 (incorporated by reference to the Current Report on Form 8-K filed on September 25, 2024).

10.2

Loan Agreement, dated February 19, 2021, by and among the Company, Joseph P. Davy as an Individual Guarantor, Demio, Inc., as an Individual Guarantor and CP BF Lending, LLC, as Lender (incorporated by reference to the Current Report on Form 8-K filed on September 25, 2024).

10.3

Forbearance Agreement, dated August 24, 2023, by and among the Company, the guarantors party to the Loan Agreement (as defined therein), and CP BF Lending, LLC (incorporated by reference to Exhibit 10.18 to the Registration Statement on Form S-4 filed by 7GC on August 30, 2023).

10.4	Side Letter to the Loan Agreement with CP BF Lending, LLC dated September 5, 2024 (incorporated by reference to the Current Report on Form 8-K filed on September 25, 2024)
10.5	Side Letter to the Loan Agreement with CP BF Lending, LLC dated October 10, 2025 (incorporated by reference to the Current Report on Form 8-K filed on October 17, 2025)
10.6	Amendment to Side Letter dated October 15, 2025 (incorporated by reference to the Current Report on Form 8-K filed on October 17, 2025)
10.7	Side Letter to the Loan Agreement with CP BF Lending, LLC dated May 15, 2026 (Filed herewith)
99.1	Press Release (incorporated by reference to the Current Report on Form 8-K filed on October 17, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2026

BANZAI INTERNATIONAL, INC.

By:	/s/ Joseph Davy
Joseph Davy
Chief Executive Officer